EXHIBIT 99.1


CSD 1001A [11/15/04]
Name, Address, Telephone No. & I.D. No.
Victor A. Vilaplana (SBN 058535)
Foley & Lardner LLP
402 West Broadway, Suite 2100
San Diego, CA 92101
e-mail: vavilaplana@foley.com
P: 619-234-6655
F: 619-234-3510
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    UNITED STATES BANKRUPTCY COURT
    SOUTHERN DISTRICT OF CALIFORNIA
    325 West "F" Street, San Diego,
        California 92101-6991
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In Re.
MicroIslet, Inc., a Nevada corporation

                                                   BANKRUPTCY NO. 08-11388-PB11
                                                   Date of Hearing:
                                                   Time of Hearing:
                                Debtor.            Name of Judge: Peter W. Bowie
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               [PROPOSED] ORDER ON DEBTOR IN POSSESSION FINANCING

         IT IS ORDERED THAT the relief sought as set forth on the continuation pages attached and numbered two (2) through with exhibits, if any, for a total of pages, is granted. Motion/Application Docket Entry No.

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DATED: December 8, 2008                    /s/ Peter W. Bowie
                                           -------------------------------------
                                           Judge, United States Bankruptcy Court
                                           Peter W. Bowie

Signature by the attorney constitutes a
certification under Fed. R. of Bankr. P.
9011 that the relief in the order is the relief granted by the court.

Submitted by:

Foley & Lardner LLP
-----------------------------
(Firm name)


By: /s/ Victor A. Vilaplana
    -----------------------------------
    Attorney for [X] Movant [_] Respondent

CSD 1001A [11/15/04] (PAGE 2)
ORDER ON [Proposed] Order on Debtor-in-Possession Financing
DEBTOR: MicroIslet, Inc.                                  CASE NO: 08-11388-PB11
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This Court, having considered the motion ("Motion") of MicroIslet, Inc., a Nevada corporation, debtor and debtor in possession in the above captioned Chapter 11 proceeding ("Debtor"), requesting authorization to borrow up to $1,500,000.00 (including the $245,000.00 previously authorized on an interim basis) ("DIP Loan") from EuroAmerican Investment Corp. ("DIP Lender") pursuant to that certain loan agreement ("DIP Loan Agreement"), attached hereto as Exhibit "A", and the Opposition to the Motion filed by the Ad Hoc Committee of Shareholders of MicroIslet ("Ad Hoc Committee"); and the Debtor having objected to the participation of the Ad Hoc Committee because of the Ad Hoc Committee's failure to comply with Rule 2019 of the Federal Rules of Bankruptcy Procedure, and the Court having permitted participation by the Ad Hoc Committee on an interim basis; and it appearing that approval of the Motion, in part, is necessary to avoid immediate and irreparable harm to the Debtor, is otherwise fair and reasonable and in the best interest of the Debtor and the estate, and is essential for the continued operation of the Debtor's business; and the objection by the Ad Hoc Committee being addressed; and after due deliberation and consideration and for good and sufficient cause appearing therefor:

BASED UPON THE RECORD ESTABLISHED BY THE DEBTOR AT THE HEARING AND FOR PURPOSES OF THIS ORDER ONLY, THE BANKRUPTCY COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:

1. An immediate need exists for the Debtor to draw down funds from the DIP Loan in the amount of $627,701.00 to continue operations and to administer and preserve the value of its business and the estate. Without such funds, the Debtor and its estate would be immediately and irreparably harmed, which would eliminate the possibility of a successful reorganization or sale of the Debtor's assets as a going concern.

2. CROSSED OUT /s/ PWB

3. Proceeds of the DIP Loan shall be used in a manner consistent with the terms of the DIP Loan and in accordance with the Debtor's Budget Through January 5, 2009 ("Budget") attached hereto as Exhibit "B".

4. That the DIP Lender is a good faith financer and is entitled to the protections of section 364(e) of the Bankruptcy Code.

NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

1. The Motion is granted to the extent Debtor is hereby authorized to immediately borrow up to $627,701.00 pursuant to the DIP Loan Agreement with DIP Lender, attached as Exhibit A, to provide ongoing working capital to fund the Debtor's operations.

2. Debtor shall use the proceeds of the DIP Loan in a manner consistent with the terms of the DIP Loan and in accordance with the Budget.

3. The hearing for further authority to borrow in accordance with the DIP Loan Agreement is continued to January 5, 2009 at 3:00 p.m. before the Honorable Peter W. Bowie.

4. Objections to any further borrowings under the DIP Loan Agreement shall be filed and served by December 29, 2008.



PREPARED BY:

Foley & Lardner



/s/ Katherine P. Soby
-----------------------
Katherine P. Soby

                     Debtor's Budget Through January 5, 2009

                                                                   Through Jan 5
--------------------------------------------------------------------------------
Net pay                                                                   79,413
401(k)                                                                    10,163
Payroll taxes                                                             41,020
Health insurance                                                          17,630
Dental insurance                                                           2,000
Vision insurance                                                             220
Life insurance                                                               900
(1)Valuation expert                                                       50,000
Legal counsel                                                                 --
Creditors' committee costs                                                    --
Accountants                                                                   --
Prepetition-Fios                                                         100,000
Prepetition-Progenitor Cell Therapy                                           --
(2)Prepetition-D&O, WC                                                    22,300
Prepetition taxes                                                             --
Fios-monthly payment                                                     102,250
Fios-expenses                                                             17,750
Progenitor Cell Therapy                                                  105,000
Regulus                                                                       --
Bioquant                                                                      --
Biotox                                                                        --
Millipore                                                                     --
Clinical consultants                                                          --
Other consultants                                                             --
Organ shipping                                                                --
Lab supplies                                                               5,000
Bioreliance                                                                   --
Scientific advisors                                                           --
(3)Rent                                                                   35,000
Delage-Landen                                                              2,300
Konica                                                                        --
Beckman Coulter                                                            3,750
SDG&E                                                                      2,600
AT&T                                                                          --
Sparkletts                                                                    60
Standard coffee                                                               30
Verizon                                                                       80
Shred-it                                                                      --
Janitorial                                                                   850
LanSolutions                                                               1,800
PINT                                                                         275
AICCO                                                                      8,000
Prudential Overall supply                                                    360
C2 Conferencing                                                               --
Fidelity (401k admin)                                                        800
Paychex                                                                      250
Biocom                                                                        --
Postage                                                                      200
Office supplies                                                            3,500
Subscriptions                                                                100
Travel and entertainment                                                   3,000
Repairs and maintenance                                                      300
Cell phones                                                                  800
Other administrative                                                      10,000
Sales tax                                                                     --
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                                                                         627,701


(1) Valuation expert has not been engaged yet. Retainer is estimated based on earlier discussions with similar consultants
(2) Company is in the process of filing a motion to assume insurance policies. Payment of prepetition balance with insurer is based on the assumption that payment will be required soon.
(3) December rent payment includes post petition November rent of $15,000 Expense lines with no amounts are expected to be incurred after January 5, 2009

                       UNSECURED REVOLVING PROMISSORY NOTE

US $1,500,000                                              San Diego, California
                                                               November 13, 2008

         MICROISLET, INC., a Nevada corporation (together with its successors, the "Borrower"), for value received, hereby promises to pay to the order of EuroAmerican Investment Corp., or its registered assigns (the "Lender"), the aggregate unpaid principal amount of all advances ("Advances") made by Lender to Borrower in accordance with the terms and conditions hereof, up to a maximum principal amount of One Million Five Hundred Thousand Dollars (US $1,500,000.00) (the "Credit"), or so much thereof as shall then equal the outstanding principal amount hereof (such amount, as modified from time to time as provided herein, the "Principal Amount"), and any unpaid accrued interest hereon, as set forth below, which shall all be due and payable, unless earlier prepaid pursuant to the terms hereof, on the earliest to occur of: (i) November 13, 2009, (ii) the date on which Borrower's case under Chapter 11 of the United States Bankruptcy Code is converted to a case under Chapter 7 of the United States Bankruptcy Code, or (iii) the date on which substantially all of the assets of Borrower are sold (the "Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Lender. All amounts advanced hereon, but not to exceed US $1,500,000.00 Principal Amount at any one time outstanding, shall be advanced upon the request of the Borrower and with the consent of the Lender, as herein provided.

         On November 11, 2008, Borrower commenced a bankruptcy case by filing a voluntary petition for relief under Chapter 11 of title 11, United States Code in the United States Bankruptcy Court for the Southern District of California, thereby creating an estate. In order to finance the continued operation of the estate, and, particularly, to permit the timely payment of its payroll obligations, Lender has agreed to provide Borrower with Advances up to the Credit limit on the terms and conditions set forth in this Unsecured Revolving Promissory Note (the "Note"), and subject to the approval of the Bankruptcy Court. The following is a statement of the rights and obligations of the Borrower and Lender under this Note and the conditions to which this Note is subject, and to which the Lender, by the acceptance of this Note, agrees:

         1. ADVANCES. Subject to all the terms and conditions of this Note, Lender may, upon request and at its sole discretion, make Advances to Borrower from time to time prior to the Maturity Date on a revolving basis, provided that at no time may the Principal Amount (after giving effect to such Advance) exceed the Credit. To utilize the Credit, Borrower shall notify the Lender by telephone or in writing specifying (i) the amount of the Advance requested, and (ii) the date on which such Advance is requested to be made. Notwithstanding the foregoing, Borrower acknowledges and agrees that Lender shall have no obligation to make any Advance to Borrower hereunder.

         2. INTEREST. Simple interest shall accrue on the Principal Amount commencing on the date of issuance of this Note (the "Issue Date") through (but excluding) the date that the Principal Amount has been paid in full, at the rate (such rate, the "Interest Rate") of twenty-four percent (24%) per annum. Interest shall be calculated on the daily Principal Amount based on the actual number of days elapsed in the interest payment period over a year of 365 days, or 366 days, as appropriate.

         3. PAYMENTS. All payments of principal and interest shall be made in lawful money of the United States of America to Lender, either (at the Borrower's election) (i) by wire transfer to the account specified below the Lender's name on the signature page hereto (or to such other account at a commercial Lender located in the United States of America as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of such payment), or (ii) by Borrower's cashier's or certified check payable to Lender at Lender's principal address for notices (or at such other place as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of the Borrower sending such payment). The Principal Amount and accrued but unpaid interest of this Note may be prepaid in whole or in part at any time without notice and without premium or penalty. If not otherwise prepaid, the outstanding Principal Amount and any unpaid accrued interest hereon shall be due and payable on the Maturity Date. Each payment (including any prepayment) shall be applied first to interest then due, and the balance, if any, to the Principal Amount.

         4. EVENTS OF DEFAULT. Failure to make any payment hereunder when it comes due shall constitute an "Event of Default," and for so long as such condition exists, Lender may declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Borrower.

         5. SAVINGS. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest hereunder at a rate which could subject Lender to either criminal or civil liability as a result of being in excess of the maximum interest rate which Lender is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the interest rate shall be deemed to be immediately reduced to such maximum rate, and all previous payments, if any, in excess of the maximum rate shall be deemed to have been payments in reduction of Principal Amount and not on account of the interest rate hereunder.

         6. REPLACEMENT OF NOTE. If this note is mutilated, lost, stolen or destroyed, the Borrower shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this note, a new Unsecured Revolving Promissory Note, but only upon receipt of evidence reasonably satisfactory to the Borrower of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Borrower may prescribe. If a new note is requested as a result of a mutilation of this Note, then Lender shall deliver such mutilated note to the Borrower as a condition precedent to the Borrower's obligation to issue the new note.

         7. ASSIGNMENT. Subject to the restrictions on transfer described herein, the rights and obligations of the Borrower and the Lender shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties.

         8. EXPENSES; WAIVERS. In the event that any dispute among the Borrower and Lender relating to this Note should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including such reasonable fees and expenses of attorney's and accountants, which shall also include all fees, costs and expenses of appeals. Except as otherwise set forth herein, the Borrower hereby waives notice of default, presentation or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

         9. WAIVER AND AMENDMENT. Any other term of this Note may be amended or otherwise modified, and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower, the Lender and the Bankruptcy Court. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon the Borrower and the Lender, and all of their respective successors and permitted assigns, whether or not the successor or assign entered into or approved such amendment, modification, or waiver.

         10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, confirmed facsimile, confirmed e-mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed delivered: five business days after such mailing; upon confirmation of such facsimile or email delivery before 5:00 p.m. Pacific time on a business day, or if after such time, the next business day; or one business day after such deposit with a recognized overnight express courier. Notices shall be delivered as addressed as follows:
(a) if to the Borrower, at the address set forth for notice to the Borrower on the signature page hereto (or at such other address as may be given to Lender by the Borrower from time to time), and (b) if to Lender, at the address set forth below Lender's signature on the signature page hereto (or at such other address as may be given to the Borrower by Lender from time to time).

         11. GOVERNING LAW. This Note is entered into in San Diego, California and shall be performed in California. This Note and all actions arising out of or in connection with this Note shall be interpreted, enforced and adjudicated in Carlsbad, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

         12. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS OF WHICH, the Borrower has caused this Note to be issued as of the first date written above.

                                          MICROISLET, INC., a Nevada corporation


                                          By: /s/ Michael J. Andrews
                                              ----------------------------------
                                              Michael J. Andrews
                                              Chief Executive Officer


                                              6370 Nancy Ridge Drive, Suite 112
                                              San Diego, California  92121
                                              Fax: (858) 657-0288


ACKNOWLEDGED AND AGREED:

EUROAMERICAN INVESTMENT CORP.


By: /s/ William Wachtel
    ---------------------------
    William Wachtel